                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                            Current Report Pursuant
                         To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 28, 1998

                        IMPAC COMMERCIAL HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
                (State or Other Jurisdiction of Incorporation)


     001-13091                                  33-0745075
(Commission File Number)            (I.R.S. Employer Identification No.)


                              20371 Irvine Avenue
                      Santa Ana Heights, California 92707
          (Address of Principal Executive Offices, Including Zip Code)


                                 (714) 556-0122
              (Registrant's Telephone Number, Including Area Code)



                         IMH Commercial Holdings, Inc.
         (Former name or former address, if changed since last report.)

Item 5.   Other Events
-------   ------------

          The Registrant, upon receiving the requisite number of shareholder votes on January 27, 1998, changed its name from IMH Commercial Holdings, Inc. to Impac Commercial Holdings, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              IMPAC COMMERCIAL HOLDINGS, INC.



Date: February 9, 1998
                              By: /s/ Richard J. Johnson
                                  -----------------------------
                              Name: Richard J. Johnson
                              Title: Chief Financial Officer and Secretary